EXHIBIT 10.1 CONSULTING AGREEMENT EXTENSION This Consulting Agreement Extension (the “Agreement”) is made and entered into as of this 25th day of July, 2019, as an extension of the original Consulting Agreement dated August 1, 2018 (the “Original Consulting Agreement”), by and between Littelfuse, Inc. (the “Company”), a corporation duly established and existing under the laws of the state of Delaware and Nathan Zommer (“Consultant”), collectively the “Parties.” In consideration of the mutual covenants and agreements hereinafter set forth, the Parties hereto agree as follows: 1. The Consulting Period stated in the Original Consulting Agreement ending on July 31, 2019, shall hereby be extended to July 31, 2020, and renewable thereafter at the agreement of both parties. The remaining terms and conditions of the Original Consulting Agreement shall remain in full force and effect. INTENDING TO BE LEGALLY BOUND, the Parties hereto have caused this Agreement to be duly executed as of the date first written above. LITTELFUSE, INC. By: /s/ Ryan K. Stafford Name: Ryan K. Stafford Title: Executive Vice President, Chief Legal and Human Resources Officer /s/ Nathan Zommer Nathan Zommer